UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 30, 2013

____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255
(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 1.01.     Entry into a Material Definitive Agreement.

On November 30, 2013, GrowLife, Inc., a Delaware corporation (the “Company”) entered into a first amendment to Amended and Restated 6% Senior Secured Convertible Note (the “Amendment”) which is to amend and supplement the terms and conditions of an amended and restated 6% senior secured convertible note originally issued April 5, 2012 by and between the Company (formerly Phototron Holdings, Inc.) and Sterling C. Scott.

A fully executed copy of the Amendment is attached as Exhibit 10.1 to this Form 8-K.

Mr. Scott has a material relationship with the Company.  Mr. Scott is the Company’s Chairman and Chief Executive Officer.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

10.1   First Amendment to Amended and Restated 6% Senior Secured Convertible Note dated November 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.
Date: December 2, 2013	By: /s/John Genesi
John Genesi
Chief Financial Officer